UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2006

(Date of Report (Date of Earliest Event Reported))

FIRST REPUBLIC PREFERRED CAPITAL

CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-09837	91-1971389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

111 Pine Street San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

(415) 392-1400

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report: Not Applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 30, 2006, First Republic Preferred Capital Corporation (the “Company”) filed a Certificate of Amendment with the Secretary of State of the State of Nevada. This Certificate of Amendment amended Article 4, Section 4.01 of the Company’s existing Articles of Incorporation, as amended, by increasing the aggregate number of shares that the Company has the authority to issue to 75,000,000 shares of common stock, par value $0.01 per share, and 15,000,000 shares of preferred stock, par value $0.01 per share. This amendment became effective upon filing. The Certificate of Amendment is attached hereto as Exhibit 3 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3	Certificate of Amendment of First Republic Preferred Capital Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST REPUBLIC PREFERRED CAPITAL CORPORATION

Date: December 19, 2006	By:	/s/ Julie N. Miyachi
Julie N. Miyachi
Vice President, Operations and Director

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